Employee Benefits Plans	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
Employee Benefit Plans
Note 14 Employee Benefit Plans
Defined Contribution Plans
TDS sponsors a qualified noncontributory defined contribution pension plan. The plan provides benefits for certain employees of TDS Corporate, TDS Telecom and U.S. Cellular. Under this plan, pension costs are calculated separately for each participant and are funded annually. Total pension costs were $17 million in 2019 and $16 million in 2018 and 2017. In addition, TDS sponsors a defined contribution retirement savings plan (401(k) plan). Total costs incurred from TDS’ contributions to the 401(k) plan were $25 million in 2019, $28 million in 2018 and $27 million in 2017.
TDS also sponsors an unfunded nonqualified deferred supplemental executive retirement plan for certain employees to offset the reduction of benefits caused by the limitation on annual employee compensation under the tax laws.
Other Post-Retirement Benefits
TDS sponsors a defined benefit post-retirement plan that provides medical benefits to retirees and that covers certain employees of TDS Corporate and TDS Telecom, which is not significant to TDS’ financial position or operating results. The plan is contributory, with retiree contributions adjusted annually. TDS recognizes the funded status of the plan as a component of Other assets and deferred charges in the Consolidated Balance Sheet as of December 31, 2019 and 2018. Changes in the funded status are included in Accumulated other comprehensive income (loss) in the Consolidated Balance Sheet before affecting such amounts for income taxes to the extent that such changes are not recognized in earnings as a component of net periodic benefit cost.
The post-retirement benefit fund invests mainly in mutual funds that hold U.S. equities, international equities, and debt securities. The post-retirement benefit fund does not hold any debt or equity securities issued by TDS, U.S. Cellular or any related parties. The fair value of the plan assets of the post-retirement benefit fund was $63 million and $55 million as of December 31, 2019 and 2018, respectively. The total plan benefit obligations were $55 million and $49 million as of December 31, 2019 and 2018, respectively. Therefore, the total funded status was an asset of $8 million and $6 million as of December 31, 2019 and 2018, respectively.
TDS is not required to set aside current funds for its future retiree health insurance benefits. The decision to contribute to the plan assets is based upon several factors, including the funded status of the plan, market conditions, alternative investment opportunities, tax benefits and other circumstances. In accordance with applicable income tax regulations, annual contributions to fund the costs of future retiree medical benefits may not exceed certain thresholds. TDS has not determined whether it will make a contribution to the plan in 2020.